                                                                    Exhibit 10.1

                            GLOBALOPTIONS GROUP, INC.
                          2006 LONG-TERM INCENTIVE PLAN

1.    ESTABLISHMENT, PURPOSE AND TYPES OF AWARDS

      GlobalOptions  Group,  Inc.,  a Delaware  corporation  (the  "COMPANY"  or
"GLOBALOPTIONS"),   hereby  establishes  the  GlobalOptions   Group,  Inc.  2006
Long-Term  Incentive Plan (the "PLAN").  The general purposes of the Plan are to promote the long-term  financial interest of GlobalOptions,  including growth in the value of  GlobalOptions'  equity and  enhancement  of long-term  stockholder return,  by: (i) attracting and retaining persons eligible to participate in the
Plan; (ii) motivating Plan participants,  by means of appropriate incentives, to achieve long-range goals; (iii) providing incentive  compensation  opportunities that are  competitive  with those of other similar  companies;  and (iv) further aligning  Plan  participants'  interests  with  those of other  stockholders  of
GlobalOptions through compensation that is based on GlobalOptions' Common Stock, as defined below.

2.    DEFINITIONS

      Under  the  Plan,  except  where  the  context  otherwise  indicates,  the following definitions apply:

      (a)   "AFFILIATE"  means any entity,  whether now or  hereafter  existing, which  controls,  is controlled by, or is under common control with, the Company
(including, but not limited to, subsidiaries,  joint ventures, limited liability companies, and partnerships), as determined by the Committee.

      (b)   "AWARD"  means any stock option,  stock  appreciation  right,  stock award,  performance  award,  or other  stock-based  award relating to the Common
Stock or other  securities of the Company granted  pursuant to the provisions of the Plan.

      (c)   "BOARD" means the Board of Directors of the Company.

      (d)   "CHANGE  IN  CONTROL"  shall be deemed to have  occurred  if:  (1) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the  outstanding  voting  securities of the Company, unless as a result of such tender offer more than 50% of the outstanding  voting securities  of the  surviving  or  resulting  corporation  shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to the commencement of such offer),  any employee benefit plan of the Company or its  Affiliates;  (2) the Company shall be merged or  consolidated  with another corporation, unless as a result of such merger or consolidation more than 50% of the  outstanding  voting  securities of the  surviving or resulting  corporation shall be owned in the  aggregate by the  stockholders  of the Company (as of the time immediately  prior to such  transaction),  any employee benefit plan of the
Company or its Affiliates;  (3) the Company shall sell  substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a  result  of such  sale  more  than  50% of such  assets  shall be owned in the aggregate by the stockholders of the Company (as of the time  immediately  prior to  such  transaction),  any  employee  benefit  plan  of  the  Company  or  its
Affiliates; or (4) a Person (as defined below) shall acquire 50% or more of the

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outstanding  voting  securities of the Company  (whether  directly,  indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding  voting securities of the surviving or resulting  corporation shall be owned in the  aggregate by the  stockholders  of the Company (as of the time  immediately  prior to the first  acquisition  of such  securities  by such
Person), any employee benefit plan of the Company or its Affiliates.

            For purposes of this definition of "CHANGE IN CONTROL", ownership of voting  securities  shall  take into  account  and shall  include  ownership  as determined by applying the  provisions of Rule  13d-3(d)(I)(i)  (as in effect on the date  hereof)  under the  Exchange  Act.  In  addition,  for such  purposes,
"Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof;  however,  a Person shall not  include (A) the  Company or any of its  Affiliates;  (B) a trustee or other fiduciary  holding  securities  under an employee benefit plan of the Company or any of  its  Affiliates;  (C)  an  underwriter  temporarily  holding  securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly,  by the  stockholders  of the Company in  substantially  the same proportion as their ownership of stock of the Company.

      (e)   "CODE" means the Internal Revenue Code of 1986, as amended,  and any regulations  promulgated  thereunder.  A reference to any  provision of the Code shall include reference to any successor provision of the Code.

      (f)   "COMMITTEE"  means the  Compensation  Committee of the Board,  which shall consist of three or more  directors who are  "Non-Employee  Directors" (as such term is defined in Rule  16b-3) and  "Outside  Directors"  (as such term is defined in Section 162(m) of the Code) serving at the pleasure of the Board.

      (g)   "COMMON STOCK" means shares of common stock, par value of $0.001 per share, of the Company.

      (h)   "EXCHANGE  ACT"  means  the  Securities  Exchange  Act of  1934,  as amended, and any successor thereto.

      (i)   "FAIR MARKET  VALUE"  means,  the closing  price of publicly  traded shares of Common Stock on the principal  securities  exchange on which shares of
Common  Stock are listed (if the shares of Common  Stock are so listed),  on the business day immediately  prior to the grant,  exercise or the  determination of certain  withholding  tax  obligations,  as the case may be, if not so listed or regularly quoted,  the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the  over-the-counter  market,  on the business day immediately  prior to the grant,  exercise or the  determination  of certain withholding  tax  obligations,  as the case may be,  or,  if such bid and  asked prices  shall  not  be  available,  as  reported  by any  nationally  recognized quotation service selected by the Company, on the business day immediately prior to  the  grant,  exercise  or  the  determination  of  certain  withholding  tax obligations,  as the case may be, or as  determined by the Committee in a manner consistent with the provisions of the Code.

      (j)   "GRANT   AGREEMENT"   means  a  written   or   electronic   document
memorializing  the terms and  conditions  of an Award  granted  pursuant  to the provisions of the Plan.

3.    ADMINISTRATION

      (a)   ADMINISTRATION  OF THE PLAN. The Plan shall be  administered  by the
Committee.

      (b)   POWERS OF THE  COMMITTEE.  The  Committee  shall have all the powers vested in it by the terms of the Plan, such powers to include authority,  in its sole and absolute  discretion,  to grant Awards under the Plan,  prescribe Grant
Agreements evidencing such Awards and establish programs for granting Awards.

      The  Committee  shall  have  full  power and  authority  to take all other actions  necessary  to carry out the purpose and intent of the Plan,  including, but not limited to, the  authority  to: (1)  determine  the eligible  persons to whom, and the time or times at which Awards shall be granted;  (2) determine the types of Awards to be granted,  including  determining  which  Options under the
Plan shall be incentive  options and which shall be non-qualified  options;  (3)
determine  the  number of shares of Common  Stock to be  covered  by or used for
reference  purposes  for  each  Award;  (4)  impose  such  terms,   limitations,
restrictions  and  conditions  upon any such Award as the  Committee  shall deem appropriate;  (5) subject to the  limitations  of Sections  6(a)(2) and 6(b)(2), modify,  amend,  extend or renew outstanding  Awards, or accept the surrender of outstanding Awards and substitute new Awards (provided however,  that, except as otherwise  specifically  provided  under the Plan, any  modification  that would materially  adversely affect any outstanding Award shall not be made without the consent of the holder);  (6) accelerate or otherwise change the time in which an
Award may be exercised or becomes  payable and to waive or accelerate the lapse, in whole or in part, of any restriction or condition with respect to such Award, including,  but not limited to, any restriction or condition with respect to the vesting or  exercisability  of an Award  following  termination of any grantee's employment or other relationship with the Company;  provided,  however,  that no such waiver or  acceleration  of lapse  restrictions  shall (i) be allowed  with regard to a "deferral of compensation"  within the meaning of Code Section 409A, except as  otherwise  permitted  under such Code  section,  or (ii) be made with respect to a  performance-based  stock Award granted to an executive  officer of the Company if such waiver or  acceleration  is  inconsistent  with Code Section
162(m); (7) permit the withholding by the Company of shares of Common Stock from shares of Common Stock  otherwise to be received by a participant  in connection
with  the  exercise  of  options  and/or  the   withholding  of  taxes  by  such
participant;  and (8) establish  objectives and conditions,  if any, for earning
Awards,  including  without  limitation,  the  office  or  position  held by the participant or the participant's  relationship to the Company, the participant's degree of  responsibility  for and contribution to the growth and success of the
Company or any Affiliate,  the participant's  length of service,  promotions and potential  and  determining  whether  Awards  will  be paid  after  the end of a performance period.

      The  Committee  shall  have  full  power  and  authority,  in its sole and absolute discretion,  to administer and interpret the Plan, Grant Agreements and all other  documents  relevant to the Plan and Awards issued  hereunder,  and to
adopt  and  interpret  such  rules,  regulations,   agreements,  guidelines  and
instruments  for the  administration  of the  Plan  and for the  conduct  of its business as the Committee  deems  necessary or advisable.  Without  limiting the foregoing,  the Committee may delegate  administrative and ministerial duties to officers  or  employees  of the  Company as the  Committee  deems  necessary  or advisable  in its  sole and  absolute  discretion.  The  Committee  may  appoint accountants,  actuaries,  counsel,  advisors  and  other  persons  that it deems necessary or desirable in connection with the administration of the Plan.

      In the event that for any reason the  Committee is unable to act or if the
Committee at the time of any grant,  award or other  acquisition  under the Plan does not consist of two or more non-employee  directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  provided,  however,  that options granted to the Company's Chief
Executive Officer or to any of the Company's other four most highly  compensated officers that are intended to qualify as  performance-based  compensation  under
Section 162(m) of the Code may only be granted by the Committee.

      (c)   NON-UNIFORM DETERMINATIONS. The Committee's determinations under the
Plan (including,  without  limitation,  determinations of the persons to receive
Awards,  the form, amount and timing of such Awards, the terms and provisions of such Awards and the Grant Agreements evidencing such Awards) need not be uniform and may be made by the Committee  selectively among persons who receive,  or are eligible  to receive,  Awards  under the Plan,  whether or not such  persons are similarly situated.

      (d)   LIMITED LIABILITY. To the maximum extent permitted by law, no member of the  Committee  shall be liable for any action taken or decision made in good faith relating to the Plan or any Award hereunder.

      (e)   INDEMNIFICATION.  To the maximum extent  permitted by law and by the
Company's charter and by-laws, the members of the Committee shall be indemnified by the Company in respect of all their  activities under the Plan.

      (f)   EFFECT OF COMMITTEE'S DECISION.  All actions taken and decisions and determinations  made by the  Committee  on all matters  relating to the Plan and
Awards issued  hereunder  pursuant to the powers vested in it hereunder shall be in the  Committee's  sole and absolute  discretion  and shall be conclusive  and binding on all parties concerned,  including the Company, its stockholders,  any participants in the Plan and any other employee,  consultant, or director of the
Company, and their respective successors in interest.

4.    SHARES AVAILABLE FOR THE PLAN; MAXIMUM AWARDS

      Subject to adjustments as provided in Section 7(c) of the Plan, the shares of Common Stock that may be issued with respect to Awards granted under the Plan shall not  exceed an  aggregate  of  12,000,000  shares of Common  Stock.  Stock appreciation  rights to be settled in shares of Common Stock shall be counted in full against the number of shares available for Award under the Plan, regardless of the number of shares issued upon settlement of the stock appreciation  right.
The  Company  shall  reserve  such  number of shares for Awards  under the Plan, subject to  adjustments  as provided in Section 7(c) of the Plan.  The shares of
Common Stock issued  pursuant to the Plan may come from  authorized and unissued shares,  treasury shares or shares  purchased by the Company in the open market.
If any  Award,  or  portion of an Award,  under the Plan  expires or  terminates unexercised,  becomes  unexercisable,  is settled in cash  without  delivery  of shares of Common  Stock,  or is  forfeited  or  otherwise  terminated  as to any shares,  or if any  shares of Common  Stock are  repurchased  by the  Company in connection with any Award,  the shares subject to such Award and the repurchased shares shall  thereafter be available  for further  Awards under the Plan except where such reissuance is inconsistent with the provisions of 162(m) of the Code.

      Subject  to  adjustments  as  provided  in Section  7(c) of the Plan,  the maximum  number of shares of Common Stock  subject to Awards of any  combination that may be granted  during any calendar year to any one  individual  under this
Plan shall be limited to 2,500,000  shares  (subject to  adjustment  pursuant to
Section  7(c) hereof) and the method of counting  such shares  shall  conform to performance based compensation under Section 162(m) of the Code.

5.    PARTICIPATION

      Participation  in the Plan shall be open to all  employees,  officers  and directors of, and  consultants  and advisors to, the Company or any Affiliate of the Company,  as may be selected by the Committee from time to time,  subject to any restrictions  imposed by applicable law. The Committee may also grant Awards to individuals in connection with hiring,  retention or otherwise,  prior to the date the  individual  first  performs  services for the Company or an Affiliate, provided  that such Awards shall not become vested or  exercisable  prior to the date the individual first commences performance of such services.

6.    AWARDS

      The Committee, in its sole discretion, establishes the terms of all Awards granted  under the Plan.  Awards may be granted  individually  or in tandem with other  types of  Awards.  All Awards  are  subject  to the terms and  conditions provided in the Grant Agreement.  Subject to any applicable requirements of Code
Section  409A,  the  Committee  may permit or require a recipient of an Award to defer such individual's receipt of the payment of cash or the delivery of Common
Stock that would  otherwise be due to such  individual by virtue of the exercise of, payment of, or lapse or waiver of restrictions respecting, any Award. If any such payment deferral is required or permitted, the Committee shall, in its sole discretion,  establish  rules and  procedures  for such payment  deferrals.  The maximum term for any Award shall not exceed ten years from the date of the grant of such Award,  provided,  however,  in the case of an  incentive  stock  option granted to an eligible  participant who, at the time such incentive stock option is granted,  owns  (within the meaning of Section  424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Affiliate,  no such incentive stock option shall be exercisable more than five years after the date such incentive stock option is granted.

      (a)   STOCK OPTIONS.

      (1)   IN GENERAL.  The  Committee  may from time to time grant to eligible participants Awards of incentive stock options or nonstatutory stock options;  provided,  however, that Awards of incentive stock options shall be limited to  employees  of the  Company or of any current or hereafter existing "parent corporation" or "subsidiary corporation,"
            as defined in Sections 424(e) and (f) of the Code, respectively,  of the Company and any other  individuals  who are  eligible to receive incentive  stock options under the  provisions of Section 422 of the
            Code.  All stock options must have an exercise  price at least equal to Fair  Market  Value as of the date of grant,  provided,  however, that with  respect to an  eligible  participant  who, at the time an incentive  stock  option is  granted,  owns  (within  the meaning of
            Section  424(d)  of the Code)  more  than 10% of the total  combined voting  power  of all  classes  of stock  of the  Company  or of any subsidiary,  the  exercise  price shall be at least 110% of the Fair
            Market  Value per share of  Common  Stock on the date of grant.  The exercise  price of each  Option  shall be subject to  adjustment  as provided  in  Section  7(c)  below.  An  Option to the  extent  then exercisable  may be exercised in whole or in part at any time during
            the  option  period,   by  giving  written  notice  to  the  Company
            specifying  the  number of shares of Common  Stock to be  purchased, accompanied  by payment in full of the exercise  price,  in cash, by check  or  such  other  instrument  as  may  be  acceptable  to  the
            Committee.  As determined by the Committee,  in its sole discretion, at or  after  grant,  payment  in full or in part may be made at the election of the participant (i) in the form of Common Stock owned by the participant  (based on the Fair Market Value of the Common Stock on the Option  exercise  date) that is not the subject of any pledge or security  interest,  (ii) in the form of Common Stock withheld by the  Company  from  the  shares  of  Common  Stock  otherwise  to be received,  with such  withheld  shares of Common Stock having a Fair
            Market Value on the Option exercise date equal to the exercise price of the Option, or (iii) by a combination of the foregoing,  provided that the  combined  value of all cash and cash  equivalents  and the
            Fair  Market  Value of any shares  surrendered  to the Company is at least equal to such  exercise  price and except with respect to (ii)
            above,  such  method  of  payment  will  not  cause a  disqualifying disposition  of all or a portion of the Common Stock  received  upon exercise of an incentive  option. A participant shall have the right to  dividends  and other  rights of a  stockholder  with  respect to shares of Common Stock  purchased  upon  exercise of an Option after
            (i) the  participant  has given  written  notice of exercise and has paid in full for such shares,  (ii) becomes a stockholder  of record with respect  thereto,  and (iii) the participant has satisfied such conditions  that may be imposed by the Company  with  respect to the withholding of taxes.

      (2)   INCENTIVE STOCK OPTION.  No stock option shall be an incentive stock option unless so designated by the Committee at the time of grant or in the Grant  Agreement  evidencing  such  stock  option,  and which otherwise  meets the  requirements  of Section 422 of the Code.  The aggregate Fair Market Value, determined as of the date the incentive option is granted,  of Common Stock for which incentive  options are exercisable  for the first time by any eligible  participant  during any  calendar  year under the Plan  (and/or any other  stock  option plans of the Company or any Affiliate) shall not exceed $100,000.  A grant of an incentive  option under this Plan shall  provide that if the participant  makes a disposition,  within the meaning of Section
            424(c) of the Code, of any share or shares of Common Stock issued to him upon exercise of an incentive option granted within the two-year period  commencing  on the day  after  the date of the grant of such incentive  option or within a one-year period  commencing on the day after the date of transfer of the share or shares to him pursuant to the  exercise of such  incentive  option,  he shall,  within 10 days after such disposition, notify the Company thereof.

      (3)   PROHIBITION ON OPTION REPRICING & CANCELLATION.  Notwithstanding any
            other provision of the Plan, neither the Board nor the Committee may reprice,  replace or regrant any Option  granted under the Plan, (i)
            through  cancellation  and  replacement or regrant with lower priced options, (ii) through exchange,  replacement,  or buyouts of awarded options with cash, or (iii) by lowering the option exercise price of
            a  previously   granted  Option,   without  the  prior  approval  of
            GlobalOptions' stockholders.

      (b)   STOCK APPRECIATION RIGHTS.

      (1)   IN GENERAL.  The  Committee  may from time to time grant to eligible participants  Awards of Stock  Appreciation  Rights ("SAR").  An SAR
            entitles the grantee to receive,  subject to the  provisions  of the
            Plan and the Grant  Agreement,  a payment having an aggregate  value equal to the product of (1) the excess of (A) the Fair Market  Value on the exercise  date of one share of Common Stock over (B) the base price per share  specified  in the  Grant  Agreement,  times (2) the number of shares specified by the SAR, or portion thereof,  which is exercised. The base price per share specified in the Grant Agreement shall not be less than the Fair Market  Value of the Common Stock on the grant date. Payment by the Company of the amount receivable upon any  exercise of an SAR may be made by the  delivery of Common Stock or cash, or any  combination of Common Stock and cash, as determined in the sole  discretion of the Committee.  If upon settlement of the exercise of an SAR a grantee is to receive a portion of such payment in shares of Common Stock,  the number of shares shall be determined by  dividing  such  portion by the Fair  Market  Value of a share of
            Common Stock on the exercise  date.  No  fractional  shares shall be used for such payment and the Committee shall determine whether cash shall be given in lieu of such  fractional  shares or  whether  such fractional shares shall be eliminated.

      (2)   PROHIBITION  ON SAR REPRICING &  CANCELLATION.  Notwithstanding  any
            other provision of the Plan, neither the Board nor the Committee may reprice,  replace or regrant  any SAR  granted  under the Plan,  (i)
            through  cancellation  and  replacement or regrant with lower priced
            SARs, (ii) through exchange, replacement, or buyouts of awarded SARs with cash,  or (iii) by lowering  the SAR base price of a previously
            granted   SAR,   without  the  prior   approval  of   GlobalOptions'
            stockholders.

      (c)   STOCK AWARDS.

      (1)   IN GENERAL.  The Committee may from time to time grant restricted or unrestricted stock awards to eligible  participants in such amounts, on such terms and conditions, and for such consideration,  including no consideration or such minimum consideration as may be required by law, as it shall determine.

      (2)   RESTRICTED STOCK TERMS. An eligible participant shall have no rights to an award of  restricted  stock  unless  and  until  the  eligible participant  accepts the award within the period  prescribed  by the
            Committee and, if the Committee shall deem desirable,  makes payment to the Company in cash, or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate  or  certificates,  as provided for below,  the eligible participant  shall have the rights of a stockholder  with respect to restricted stock subject to the  non-transferability  and forfeiture restrictions  described  below.  The  Company  shall  issue  in  the eligible  participant's  name a certificate or certificates  for the shares of Common Stock  associated with the award promptly after the eligible  participant accepts such award. Unless otherwise provided,
            any  certificate  or  certificates   issued   evidencing  shares  of
            restricted stock shall not be delivered to the eligible  participant until such  shares  are free of any  restrictions  specified  by the
            Committee  at the time of  grant.  Shares  of  restricted  stock are forfeitable  until the terms of the restricted stock grant have been satisfied. Shares of restricted stock are not transferable until the date on which the  Committee  has specified  such  restrictions  has lapsed.  Unless  otherwise  provided,  distributions  in the form of dividends or otherwise of  additional  shares or property in respect of  shares  of  restricted  stock  shall  be  subject  to  the  same restrictions as such shares of restricted stock.

      (d)   PERFORMANCE  AWARDS.  The Committee  may, in its  discretion,  grant performance  awards which become  vested or payable on account of  attainment of one or more  performance  goals during a specified  period as established by the
Committee. Performance awards may be in the form of Common Stock or cash, or any combination  of Common Stock and cash, as  determined in the sole  discretion of the Committee.  The Committee shall establish in writing, on a timely basis, (i)
the performance  goals that must be met, (ii) the threshold,  target and maximum amounts that may be paid, or in the case of an award of Common Stock, the number of shares that will vest, if the performance  goals are met, and (iii) any other conditions  that the Committee deems  appropriate  and, in the case of executive officers  where the Award is  intended  to be  "performance  based"  within  the meaning of Code Section  162(m),  consistent  with  Section  162(m) of the Code.
Performance  goals  established  by the Committee  shall be based on objectively determinable  performance  goals  selected  by the  Committee  that  apply to an individual  or group of  individuals,  a  business  unit,  or the  Company or an
Affiliate  as a  whole,  over  such  performance  period  as the  Committee  may designate.  The target Awards for each  individual  will be based on a number of factors,  including: (i) market competitiveness of the position, (ii) job level,
(iii) base salary  level,  (iv) past  individual  performance,  and (v) expected contribution to GlobalOptions' future performance and business impact. For those
Awards  intended to be  "performance-based"  within the meaning of Code  Section
162(m),  the  Committee  shall also  establish  for each  participant  who is an executive  officer a maximum Award that may be paid for the calendar year, which will remain fixed for the entire year.  The maximum  performance  award that any participant  may be granted in any calendar  year under the Plan is  $4,000,000, comprised  of the cash  portion  of the Award and the Fair  Market  Value of the
Common Stock as of the date of the grant of the Award. For Awards intended to be
"performance-based  compensation,"  the grant of the performance  awards and the establishment  of the  performance  measures  shall be made  during  the  period required under Code Section 162(m).

      The  performance  goals  shall be  based  on one or more of the  following criteria:  EBITDA, stock price,  earnings per share, net earnings,  operating or other  earnings,  profits,  revenues,  net cash flow,  financial  return ratios, return on assets, stockholder return, return on equity, growth in assets, market share or strategic business criteria  consisting of one or more objectives based on  meeting  specified  revenue  goals,  market  penetration  goals,  geographic business  expansion  goals  or  goals  relating  to  acquisitions  or  strategic partnerships.  "EBITDA" means earnings before interest,  taxes, depreciation and amortization.  At any time prior to the final  determination  of the performance
awards,   the  Committee  may  adjust  the  performance  goals  and  awards  for participants  who are not executive  officers,  to reflect  changes in corporate capitalization,  changes  in  corporate  transactions,  the  occurrence  of  any extraordinary event, any change in accounting rules or principles, any change in
GlobalOptions' method of accounting,  any change in applicable law, or any other change of similar nature.  With respect to executive officers where the award is intended to be  "performance  based" within the meaning of Code Section  162(m), such  adjustments  may be made to the extent  the  Committee  deems  appropriate considering  the  requirements  of Code Section  162(m).  Upon  completion  of a performance  period, the Committee shall determine whether the performance goals have been met prior to paying or vesting any award for any year,  the  Committee must certify in writing (to the extent required by any IRS regulation)  that the performance  goals were  satisfied.  Approved  minutes of the Committee  will be treated as the required written certification.  All cash amounts payable will be paid as soon as practicable after certification by the Committee,  but not later than March 15th of the year  following  the calendar year within which the award is earned unless payment by such date is administratively impracticable.

      (e) OTHER  STOCK-BASED  AWARDS.  The Committee may from time to time grant other stock-based awards to eligible participants in such amounts, on such terms and conditions,  and for such consideration,  including no consideration or such minimum  consideration as may be required by law, as it shall  determine.  Other stock-based  awards  may be  denominated  in  cash,  in  Common  Stock  or other
securities,   in  stock-equivalent   units,  in  stock  appreciation  units,  in
securities or debentures convertible into Common Stock, or in any combination of the foregoing and may be paid in Common Stock or other  securities,  in cash, or in a combination of Common Stock or other securities and cash, all as determined in the sole discretion of the Committee.

7.    MISCELLANEOUS

      (a)   WITHHOLDING  OF TAXES.  Grantees  and holders of Awards shall pay to the Company or any of its  Affiliates,  or make  provision  satisfactory  to the
Committee  for payment  of, any taxes to be withheld in respect of Awards  under the Plan no later than the date of the event  creating  the tax  liability.  The
Company or any of its Affiliates may, to the extent permitted by law, deduct any such tax  obligations  from any payment of any kind otherwise due to the grantee or holder of an Award.  In the event that  payment to the  Company or any of its
Affiliates  of such tax  obligations  is made in shares of  Common  Stock,  such shares  shall be valued at Fair  Market  Value on the  applicable  date for such purposes.

      (b)   TRANSFERABILITY.  Unless otherwise  permitted by the Committee or as otherwise  may be  required  by law,  no Award  granted  under the Plan shall be transferable  by a grantee  otherwise  than by will or the laws of  descent  and distribution.  Unless  otherwise  determined by the Committee in accord with the provisions  of the  immediately  preceding  sentence,  an Award may be exercised during the  lifetime of the grantee,  only by the grantee or,  during the period the  grantee is under a legal  disability,  by the  grantee's  guardian or legal representative. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Award contrary to the provisions  hereof shall be void and  ineffective and shall give no right to the purported transferee.

      (c)   ADJUSTMENTS FOR CORPORATE TRANSACTIONS AND OTHER EVENTS.

      (1)   STOCK DIVIDEND, STOCK SPLIT AND REVERSE STOCK SPLIT. In the event of a  stock  dividend  of,  or  stock  split  or  reverse  stock  split affecting,  the Common  Stock,  (A) the maximum  number of shares of such Common Stock as to which Awards may be granted under this Plan, in the  aggregate  and with  respect  to any type of Award,  and the maximum number of shares with respect to which Awards may be granted during any one  calendar  year to any  individual,  as  provided  in
            Section 4 of the Plan and (B) the  number of shares  covered  by and the exercise  price and other terms of  outstanding  Awards,  shall, without  further  action of the Board,  be adjusted to reflect  such event unless the Board, in its sole discretion,  determines,  at the time it approves such stock  dividend,  stock split or reverse stock split,  that no such adjustment shall be made with respect to any or all particular  Awards.  The Committee may make adjustments,  in its discretion,  to  address  the  treatment  of  fractional  shares and fractional cents that arise with respect to outstanding  Awards as a result of the stock  dividend,  stock split or reverse  stock split.
            Additionally, the Committee will, to the extent feasible, make other appropriate  adjustments  in order to ensure that Awards will not be deemed  modified  within the meaning of Section  424(h) of the Code.
            The adjustments  described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

      (2)   NON-CHANGE  IN  CONTROL  TRANSACTIONS.  Except  with  respect to the transactions  set  forth in  Section  7(c)(1),  and  subject  to the limitations  of Sections  6(a)(2) and  6(b)(2),  in the event of any
            change   affecting   the   Common   Stock,   the   Company   or  its
            capitalization,   by  reason  of  a  spin-off,  split-up,  dividend,
            recapitalization,  merger,  consolidation  or share exchange,  other than any such change that is part of a  transaction  resulting  in a
            Change in Control of the Company,  the Committee,  in its discretion and without  the consent of the holders of the Awards,  may make (A)
            appropriate  adjustments  to the  maximum  number and kind of shares reserved for issuance or with respect to which Awards may be granted under the Plan, in the aggregate, with respect to any type of Award, and with respect to any individual  during any one calendar year, as provided  in  Section  4 of the  Plan;  and (B) any  adjustments  in outstanding  Awards,  including  but not  limited to  modifying  the number,  kind and  price  of  securities  subject  to  Awards.  Each participant's  proportionate  interest  will be maintained as it was immediately  before  the  occurrence  of the  abovementioned  event.
            Additionally, the Committee will, to the extent feasible, make other appropriate  adjustments  in order to ensure that Awards will not be deemed  modified  within the meaning of Section  424(h) of the Code.
            The adjustments  described above will be made in a manner consistent with Section 162(m) and Section 409A of the Code.

                                       10

      (3)   CHANGE IN CONTROL  TRANSACTIONS.  Upon the occurrence of a Change in
            Control, the Committee may accelerate the vesting and exercisability of  outstanding  Awards,  in whole or in part,  as determined by the
            Committee  in its  sole  discretion.  In its  sole  discretion,  the
            Committee may also determine  that,  upon the occurrence of a Change
            in  Control,   each  outstanding  Award  shall  terminate  within  a
            specified number of days after notice to the participant thereunder, and in the case of an Option and other Awards that are payable in or convertible into Common Stock,  each such participant shall receive, with respect to each share of Common Stock subject to such Option or other Awards that are payable in or  convertible  into Common Stock, an  amount  equal to the  excess  of the Fair  Market  Value of such shares immediately prior to such Change in Control over the exercise price per share of such  Option or other  Awards that are payable in or  convertible  into Common Stock;  such amount shall be payable in cash, in one or more kinds of property  (including the property,  if any,  payable in the transaction) or a combination  thereof,  as the
            Committee shall determine in its sole discretion.

      (4)   UNUSUAL OR NONRECURRING EVENTS. The Committee is authorized to make, in its discretion and without the consent of holders of Awards,  and
            subject  to  the  limitations  of  Sections   6(a)(2)  and  6(b)(2),
            adjustments  in the  terms  and  conditions  of,  and  the  criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company, or the financial statements of the Company or any Affiliate,  or of changes in applicable  laws,  regulations,  or accounting  principles,  whenever the Committee determines that such
            adjustments  are  appropriate  in  order  to  prevent   dilution  or
            enlargement  of the  benefits or potential  benefits  intended to be made available under the Plan.

      (d)   SUBSTITUTION  OF AWARDS IN MERGERS AND  ACQUISITIONS.  Awards may be
granted  under the Plan from time to time in  substitution  for  awards  held by employees,  officers,  consultants  or  directors  of entities who become or are about to become employees,  officers, consultants or directors of the Company or any  of its  Affiliates  as the  result  of a  merger  or  consolidation  of the employing  entity with the Company or any of its Affiliates,  or the acquisition by the Company or any of its  Affiliates of the assets or stock of the employing entity.  The terms and conditions of any  substitute  Awards so granted may vary from the terms and  conditions set forth herein to the extent that the Committee deems  appropriate at the time of grant to conform the substitute  Awards to the provisions of the awards for which they are substituted.

      (e)   TERMINATION,  AMENDMENT AND  MODIFICATION OF THE PLAN. The Board may
amend,  suspend,  or terminate the Plan,  except that no amendment shall be made that  would  impair the rights of any  participant  under any Award  theretofore granted without the participant's consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company, would:

      (1)   materially  increase  the number of shares that may be issued  under the Plan, except as is provided in Section 7(c);

      (2)   materially  increase the benefits accruing to the participants under the Plan;

                                       11

      (3)   materially   modify  the   requirements   as  to   eligibility   for
            participation in the Plan;

      (4)   decrease  the  exercise  price of an option to less than 100% of the
            Fair  Market  Value per  share of Common  Stock on the date of grant thereof; or

      (5)   extend the term of any option beyond that provided for in Section 6.

            The Committee may amend the terms of any Award theretofore  granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant's consent.

            It is the intention of the Board that the Plan comply  strictly with the  provisions  of Code Section 409A to the extent  feasible and the  Committee shall  exercise its  discretion in granting  Awards  hereunder (and the terms of such Award grants),  accordingly.  The Plan and any grant of an Award  hereunder may be amended from time to time without the consent of the  participant  as may be necessary or appropriate to comply with the Code Section 409A.

      (f)   NON-GUARANTEE  OF EMPLOYMENT  OR SERVICE.  Nothing in the Plan or in
any Grant  Agreement  thereunder  shall  confer  any right on an  individual  to continue in the service of the  Company or shall  interfere  in any way with the right of the Company to terminate such service at any time with or without cause or notice and whether or not such termination  results in (1) the failure of any
Award to vest;  (2) the  forfeiture  of any  unvested  or vested  portion of any
Award;  and/or (3) any other adverse effect on the individual's  interests under the Plan.

      (g)   SPECIAL RULES FOR OPTIONS AND STOCK APPRECIATION RIGHTS.

      (1)   TERMINATION BY DEATH. Unless otherwise  determined by the Committee, if any  participant's  employment  with or service to the Company or any Affiliate  terminates by reason of death, any Option or SAR held by such participant may thereafter be exercised,  to the extent then exercisable  (or on such  accelerated  basis as the Committee  shall determine at or after  grant),  by the legal  representative  of the estate or by the  legatee of the  participant  under the will of the participant,  for a period of one year  after the date of such death or until the  expiration of the stated term of such Option or SAR as provided under the Plan, whichever period is shorter.

      (2)   TERMINATION BY REASON OF DISABILITY.  Unless otherwise determined by the Committee,  if any  participant's  employment with or service to the  Company  or any  Affiliate  terminates  by  reason of total and permanent disability (the failure to perform such person's duties to
            the  Company  for  at  least  ninety  (90)  days,   whether  or  not
            consecutive,  within any twelve (12) consecutive  months as a result
            of  any   incapacity   due  to   physical  or  mental   illness,   a
            "Disability"),  any  Option  or SAR  held  by such  participant  may thereafter be  exercised,  to the extent it was  exercisable  at the time of termination due to Disability (or on such accelerated  basis as the Committee shall determine at or after grant),  but may not be exercised  after  90 days  after  the  date of such  termination  of employment  or service or the  expiration of the stated term of such
            Option or SAR, whichever period is shorter; PROVIDED, HOWEVER, that, if the participant  dies within such 90-day period,  any unexercised
            Option  or  SAR  held  by  such  participant   shall  thereafter  be

                                       12

            exercisable to the extent to which it was exercisable at the time of death for a period of one year  after the date of such  death or for the stated term of such Option or SAR, whichever period is shorter.

      (3)   TERMINATION BY REASON OF RETIREMENT.  Unless otherwise determined by the Committee,  if any  participant's  employment with or service to the Company or any Affiliate terminates by reason of Normal or Early
            Retirement (as such terms are defined below), any Option or SAR held by such participant may thereafter be exercised to the extent it was exercisable  at the time of such Normal or Early  Retirement  (or on such accelerated  basis as the Committee shall determine at or after grant),  for a period of 90 days after the date of such  termination of employment or service or until the  expiration of the stated term of such Award, whichever period is shorter; provided, however, that, if the participant  dies within such 90-day period,  any unexercised
            Option  or  SAR  held  by  such  participant   shall  thereafter  be
            exercisable,  to the extent to which it was  exercisable at the time of death,  for a period of one year  after the date of such death or for the  stated  term of such  Option  or SAR,  whichever  period is shorter.

            For purposes of this paragraph (i), "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Affiliate on or after the normal  retirement  date specified in the applicable
            Company or Affiliate  pension plan or if no such pension plan exists or applies,  age 65, and "Early  Retirement"  shall mean  retirement from active  employment  with the Company or any Affiliate under the early retirement  provisions of the applicable  Company or Affiliate pension plan or if no such pension plan exists or applies, age 55.

      (h)   OTHER  TERMINATION.  Unless  otherwise  determined by the Committee, should  any  Participant's  employment  with or  service  to the  Company or any
Affiliate  terminate  for any reason other than death,  Disability  or Normal or
Early Retirement,  the Award shall thereupon terminate,  except that the portion of any Award that was exercisable on the date of such  termination of employment or  service  may be  exercised  for the  lesser  of 90 days  after  the  date of termination or the balance of such Award's term if the Participant's  employment or service  with the Company or any  Affiliate is  terminated  by the Company or such Affiliate  without cause (the  determination as to whether  termination was for cause to be made by the Committee).  The transfer of a Participant  from the employ of or service to the Company to the employ of or service to an Affiliate, or vice  versa,  or from one  Affiliate  to  another,  shall  not be  deemed  to constitute a termination of employment or service for purposes of the Plan.

      (i)   NO TRUST OR FUND  CREATED.  Neither  the  Plan nor any  Award  shall create  or be  construed  to  create a trust or  separate  fund of any kind or a fiduciary relationship between the Company and a grantee or any other person. To the extent that any grantee or other person acquires a right to receive payments from the Company  pursuant to an Award,  such right shall be no greater than the right of any unsecured general creditor of the Company.

      (j)   PUBLIC OFFERING.  As a condition of participation in this Plan, each
participant   shall  be  obligated  to  cooperate   with  the  Company  and  the
underwriters in connection with any public offering of the Company's  securities

                                       13

and any  transaction  s relating  to a public  offering,  and shall  execute and deliver any agreements and documents,  including without  limitation,  a lock-up agreement,  that  may be  requested  by the  Company  or the  underwriters.  The participant's  obligations  under this  Section  7(j) shall  apply to any Common
Stock  issued under the Plan as well as to any and all other  securities  of the
Company or its  successor  for which Common Stock may be exchanged or into which
Common Stock may be converted.

      (k)   GOVERNING LAW. The validity, construction and effect of the Plan, of
Grant  Agreements  entered  into  pursuant  to  the  Plan,  and  of  any  rules, regulations,  determinations or decisions made by the Committee  relating to the
Plan or such Grant  Agreements,  and the rights of any and all persons having or claiming  to  have  any  interest  herein  or  hereunder,  shall  be  determined exclusively in accordance with applicable federal laws and the laws of the State of New York, without regard to its conflict of laws principles.

      (l)   EFFECTIVE DATE;  TERMINATION DATE. The Plan was adopted by the Board on October  17,  2006,  subject to approval  by the  GlobalOptions  stockholders within  twelve  (12)  months.  The  Plan  shall be  effective  as of the date of approval of GlobalOptions'  stockholders (the "EFFECTIVE  DATE"). No Award shall be granted under the Plan after the tenth  anniversary  of the  Effective  Date.
Subject to other  applicable  provisions of the Plan,  all Awards made under the
Plan prior to such  termination  of the Plan shall  remain in effect  until such
Awards have been  satisfied or terminated  in  accordance  with the Plan and the terms of such Awards.

      (m)   COMPLIANCE WITH SECURITIES LAWS; LISTING AND REGISTRATION. If at any
time the Committee  determines  that the delivery of Common Stock under the Plan is or may be unlawful under the laws of any applicable jurisdiction, or federal, state or foreign  securities  laws,  the right to  exercise  an Award or receive shares  of  Common  Stock  pursuant  to an Award  shall be  suspended  until the
Committee  determines  that such  delivery is lawful.  The Company shall have no obligation to effect any registration or qualification of the Common Stock under federal,  state or foreign  laws.  Awards under the Plan are intended to satisfy the  requirements of Rule 16b-3 under the Exchange Act. If any provision of this
Plan or any grant of an Award would  otherwise  conflict with this intent,  that provision will be interpreted and deemed amended so as to avoid conflict. Unless the  Company  has  registered  the  Common  Stock  covered by the Plan under the
Securities Act of 1933, as amended (the  "SECURITIES  ACT"),  or the Company has determined  that  registering  the  Common  Stock  covered by the Plan under the
Securities  Act is  unnecessary,  the Company may require that each  Participant represent in writing that he is acquiring  the shares of Common Stock covered by the Plan for his own account and investment purposes, and not with a view to, or for sale in  connection  with,  the  distribution  of the shares of Common Stock covered by the Plan.  No  Participant  will be  entitled  to a grant,  exercise, transfer  or payment of any Award if the grant,  exercise,  transfer  or payment would  violate the  provisions  of the  Sarbanes-Oxley  Act of 2002 or any other applicable law.

      (n)   NO LIEN OR SECURITY  INTEREST.  No Award and no right under any such
Award, may be pledged,  attached or otherwise  encumbered other than in favor of
GlobalOptions,  and any purported  pledge,  attachment,  or encumbrance  thereof other than in favor of  GlobalOptions  shall be void and  unenforceable  against
GlobalOptions or any Affiliate.

                                       14

      (o)   SEVERABILITY.  If  any  provision  of  the  Plan  or  any  Award  is determined  to be  invalid,  illegal  or  unenforceable,  or as to any Person or
Award,  or would  disqualify  the Plan or any  Award,  such  provision  shall be construed or deemed  amended to conform to applicable  laws, or, if it cannot be so construed or deemed amended without,  in the  determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award,  and the remainder of the Plan and any such
Award shall remain in full force and effect.

      (p)   FRACTIONAL  SHARES.  No  fractional  shares of Common Stock shall be issued or delivered  pursuant to the Plan or any Award,  and the Committee shall determine  whether cash,  other  securities or other  property  shall be paid or transferred in lieu of any fractional  shares, or whether such fractional shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

      (q)   SHARE  CERTIFICATES.  All  certificates  for shares of Common  Stock delivered under the Plan pursuant to any Award or the exercise  thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules,  regulations and other  requirements of the  Securities and Exchange  Commission,  any stock exchange upon which such shares are then listed, and any applicable Federal or state securities laws, and the Committee  may cause a legend or legends to be put on any such  certificates to make  appropriate  reference  to such  restrictions.  To the extent  that the
Committee  provides for the issuance of Common Stock or restricted stock awards, the issuance may be affected on a non-certificated  basis, subject to applicable law or the applicable rules of any applicable stock exchange.

      (r)   TREATMENT  FOR  OTHER  COMPENSATION  PURPOSES.  Payments  and  other benefits received by a participant pursuant to an Award shall not be deemed part
of  a  participant's  regular,   recurring  compensation  for  purposes  of  any
termination,  indemnity or severance  pay laws and shall not be included in, nor have any effect on,  the  determination  of  benefits  under any other  employee benefit plan,  contract or similar arrangement  provided by the Company,  unless expressly so provided by such other plan, contract or arrangement.

      (s)   CODE SECTION 83(B)  ELECTIONS.  The Company,  its Affiliates and the
Committee have no  responsibility  for any  participant's  election,  attempt to elect or failure to elect to include  the value of a  restricted  stock Award or other Award subject to Section 83 in the participant's gross income for the year of payment  pursuant to Section 83(b) of the Code. Any  participant who makes an election  pursuant to Section 83(b) will promptly  provide the Committee  with a copy of the election form.

      (t)   NO OBLIGATION TO EXERCISE  AWARDS;  NO RIGHT TO NOTICE OF EXPIRATION
DATE.  The grant of an Award of a stock option or SAR will impose no  obligation upon the participant to exercise the Award. The Company,  its Affiliates and the
Committee  have no obligation  to inform a participant  of the date on which any
Award lapses except in the Grant Agreement.

      (u)   RIGHT TO OFFSET.  Notwithstanding  any provisions of the Plan to the contrary, the Company may offset any amounts to be paid to a participant (or, in the event of the  participant's  death,  to his beneficiary or estate) under the

                                       15

Plan against any amounts that such  participant  may owe to the Company,  to the extent permitted by law.

      (v)   FURNISHING  INFORMATION.  A  participant  will  cooperate  with  the
Committee by furnishing any and all  information  requested by the Committee and take  such  other  actions  as may be  requested  in  order  to  facilitate  the administration of the Plan and the payments of benefits hereunder, including but not limited to taking  such  physical  examinations  as the  Committee  may deem necessary.

      (w)   CONSTRUCTION.  Except where otherwise indicated by the context,  any masculine  term used herein  will also  include  the  feminine;  the plural will include the singular and the singular will include the plural.

      (x)   EFFECT ON OTHER PLANS.  All awards  granted under the Company's 2006
Stock Option Plan and the 2005 Stock  Option Plan shall  continue to be governed under such plans. All remaining  shares  reserved,  but unissued with respect to any awards under the Company's 2006 Stock Option Plan and 2005 Stock Option Plan
are  hereby  unreserved  and no new  awards  shall  be  issued  pursuant  to the
Company's 2006 Stock Option Plan or 2005 Stock Option Plan.

                                       16